Note 7 - Goodwill and Other Intangible Assets - Estimated Amortization Expense of Finite-lived Intangible Assets (Details) $ in Thousands	Dec. 31, 2022 USD ($)
2023	$ 109
2024	109
2025	109
2026	85
Total finite-lived intangible assets	$ 412